                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

            800 Nicollet Mall
         Minneapolis, Minnesota                            55402
---------------------------------------            -----------------------------
(Address of principal executive offices)                 (Zip Code)

                               Steven J. Peterson
                         U.S. Bank National Association
                      1555 N. RiverCenter Drive, Suite 301
                               Milwaukee, WI 53212
                                 (414) 905-5010
            (Name, address and telephone number of agent for service)

                        EXTENDICARE HEALTH SERVICES, INC.
                     (Issuer with respect to the Securities)

           Delaware                                       98-0066268
   -------------------------------                -------------------------
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                      Identification No.)

     111 West Michigan Street
          Milwaukee, WI                                      53203
---------------------------------------            -----------------------------
(Address of Principal Executive Offices)                   (Zip Code)


                    6 7/8 SENIOR SUBORDINATED NOTES DUE 2014
                       (Title of the Indenture Securities)

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                                      FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

                  a) Name and address of each examining or supervising authority to which it is subject.

                          Comptroller of the Currency
                          Washington, D.C.

                  b) Whether it is authorized to exercise corporate trust powers.

                          Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                          None


ITEMS 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of the Trustee as now in effect.*

                  2. A copy of the certificate of authority of the Trustee to commence business.*

                  3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

                  4. A copy of the existing bylaws of the Trustee as now in effect.*

                  5.       Not applicable.

                  6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as
                           Exhibit 6.

                  7. Report of Condition of the Trustee as of Mach 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* A copy of each of these documents is on file with the Securities and Exchange Commission as an exhibit with corresponding exhibit numbers to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, on November 16, 2001 (Registration No. 333-67188), and is incorporated herein by reference to Registration Number 333-67188.


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
                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, Wisconsin on the 18th day of June, 2004.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:   /s/ Steven  J. Peterson
                                                  ------------------------------
                                                  Steven J. Peterson
                                                  Assistant Vice President

By:   /s/ Peter M. Brennan
      ---------------------
      Peter M. Brennan
      Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 18, 2004


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:   /s/ Steven J. Peterson
                                                  ------------------------------
                                                  Steven J. Peterson
                                                  Assistant Vice President

By:   /s/ Peter M. Brennan
      -----------------------
      Peter M. Brennan
      Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2004

                                    ($000'S)

                                                      3/31/2004
                                                     ------------
ASSETS
     Cash and Due From Depository Institutions       $  7,180,778
     Federal Reserve Stock                                      0
     Securities                                        45,038,794
     Federal Funds                                      2,593,702
     Loans & Lease Financing Receivables              116,474,594
     Fixed Assets                                       1,789,213
     Intangible Assets                                 10,532,022
     Other Assets                                       7,996,466
                                                     ------------
         TOTAL ASSETS                                $191,605,569

LIABILITIES

     Deposits                                        $126,605,087
     Fed Funds                                          5,698,785
     Treasury Demand Notes                              3,981,328
     Trading Liabilities                                  252,912
     Other Borrowed Money                              23,295,560
     Acceptances                                          148,067
     Subordinated Notes and Debentures                  5,807,310
     Other Liabilities                                  5,587,914
                                                     ------------
     TOTAL LIABILITIES                               $171,376,963

EQUITY

     Minority Interest in Subsidiaries               $  1,005,645
     Common and Preferred Stock                            18,200
     Surplus                                           11,677,397
     Undivided Profits                                  7,527,364
                                                     ------------
         TOTAL EQUITY CAPITAL                        $ 20,228,606

TOTAL LIABILITIES AND EQUITY CAPITAL                 $191,605,569

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Steven J. Peterson
         ---------------------------------
         Assistant Vice President


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